UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2025

SILVER STAR PROPERTIES REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-41786	26-3455189
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

601 Sawyer, Suite 600
Houston, Texas 77007
(Address of principal executive offices, including zip code)

(713) 467-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 427 under the Securities Act (17 CFR 230.427)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01. Regulation FD Disclosure.

On May 13, 2025, Silver Star Properties REIT, Inc. (the “Company”) issued a letter to shareholders providing a response to Allen Hartman's April letters to shareholders. A copy of the letter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01, are “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings. The furnishing of the remarks is not intended to constitute a representation that such furnishing is required by Regulation FD or that the remarks include material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Company plans to file with the SEC a preliminary Proxy Statement in connection with the court ordered 2025 Annual Meeting and intends to solicit votes for the Pivot Strategy adopted by the Executive Committee and such other matters as the Executive Committee, at the discretion of its Chairman, determines to consider. The Proxy Statement will contain important information about Silver Star, the court ordered annual meeting and the opportunity to vote whether to execute and pivot the Company into the self-storage real estate class. Shareholders are urged to read the Proxy Statement carefully when it is available. Shareholders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Silver Star at the SEC’s website (www.sec.gov). In addition, shareholders will be able to obtain free copies of the Proxy Statement from Silver Star by following the instructions provided in the Proxy Statement.

Participants in the Solicitation

This report does not constitute a solicitation of a proxy from any stockholder with respect to the 2025 Annual Meeting. Silver Star and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the 2025 Annual Meeting. Information regarding Silver Star’s directors and executive officers is contained in the Proxy Statement to be filed with the SEC. As of May 16, 2025, Silver Star directors and executive officers beneficially owned approximately 6,178,848 shares, or 11.30%, of Silver Star common stock. Additional information regarding the interests of such participants will be included in the Proxy Statement that will be filed with the SEC and available free of charge as indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1+	Press Release dated May 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+ Furnished herewith.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STAR PROPERTIES REIT, INC.
(Registrant)

By: /s/ Alex Board
Name: Alex Board
Title: Deputy Chief Financial Officer and Principal Accounting Officer
Date:  May 16, 2025